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                                                                      EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-51969 and 333-75946) and on the Registration Statements on Form S-8 (File Nos. 33-58951, 33-53499, 33-53487, 33-52420,
33-8658 (Amendment No. 1), 2-99919, 333-51739, 333-68369 and 333-80913) of Allen
Telecom Inc. of our report dated February 13, 2002, appearing in this Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP



Cleveland, Ohio
February 28, 2002